                                                                 Exhibit 10.2(A)


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated November 30, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-I Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2006-I Trust (in such capacity, the "Master Servicer"), PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) ("PHH Mortgage") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) ("Bishop's Gate," and together with PHH Mortgage, the "Underlying Sellers"), and PNC Bank, N.A. ("PNC Bank").

     WHEREAS, pursuant to that certain Assignment, Assumption and Recognition Agreement, dated as of November 21, 2006, among PNC Bank, the Assignor and the Underlying Sellers (the "Purchase Agreement"), which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from PNC Bank;

     WHEREAS, pursuant to the terms of the Purchase Agreement, PHH Mortgage currently services the Mortgage Loans pursuant to that certain Mortgage Loan Purchase, Sale & Servicing Agreement, dated as of August 1, 2005, as amended by the Regulation AB Compliance Addendum to Mortgage Loan Flow Purchase Sale and Servicing Agreement dated as of January 1, 2006 and Amendment No. 1 to that Mortgage Loan Purchase, Sale & Servicing Agreement, dated as of January 30, 2006, by and between the Assignor and the Underlying Sellers (the "Servicing Agreement"), which is attached in Appendix II hereto, and in addition currently services the Additional Collateral Mortgage Loans (as defined herein) pursuant to that certain Additional Collateral Assignment and Servicing Agreement, dated as of April 30, 2003, by and between PHH Mortgage and PNC Bank (the "ACASA," and together with the Purchase Agreement and Servicing Agreement, the "Purchase and Servicing Agreements"), which is attached in Appendix III hereto.

     WHEREAS, PNC Bank acquired the Mortgage Loans from the Underlying Sellers pursuant to the terms of that certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of April 30, 2003, by and among PNC Bank and the Underlying Sellers (the "Underlying Sale Agreement") and the ACASA, each of which is attached in Appendix III hereto;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, the Master Servicer is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Underlying Sale Agreement, the ACASA, the Purchase Agreement, and the mortgage loans delivered under the Purchase Agreement by PNC Bank to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans"). The Mortgage Loans that are "Additional Collateral Mortgage Loans" are listed on Exhibit B attached hereto.

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to PNC Bank or the Underlying Sellers with respect to the Underlying Sale Agreement, the Purchase and Servicing Agreements or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Underlying Sale Agreement, the Purchase and Servicing Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Underlying Sale Agreement or the Purchase and Servicing Agreements or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the

        Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
        Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, (A) PNC Bank and the Underlying Sellers shall (i) note the transfer of the Mortgage Loans to the Assignee in their respective books and records and (ii) recognize the Assignee as the owner of the Mortgage Loans and (B) notwithstanding anything to the contrary contained in the Purchase Agreement or in Sections 2.05 and 3.05 of the Servicing Agreement, PHH Mortgage, for the benefit of the Assignee, shall continue to service the Mortgage Loans pursuant to the Servicing Agreement (including but not limited to those provisions related to sales and reconstitutions of mortgage loans and all provisions related to Regulation AB compliance, including servicer- and originator-related provisions), as modified by Section 9 hereof, and shall in addition service the Additional Collateral Mortgage Loans in accordance with the ACASA.

     4. The Underlying Sellers acknowledge that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Underlying Sale Agreement and the Purchase and Servicing Agreements. The Master Servicer shall be authorized to enforce directly against the Underlying Sellers any of the obligations of the Underlying Sellers to the Assignor or its assignees provided for in the Purchase and Servicing Agreements, including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Underlying Sale Agreement and the Purchase and Servicing Agreements to monitor and enforce the obligations of the Underlying Sellers thereunder, the right to terminate the Underlying Sellers under the Purchase and Servicing Agreements upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Underlying Sellers under the Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by the Underlying Sellers under the Purchase and Servicing Agreements, the right to examine the books and records of the Underlying Sellers, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Underlying Sellers. All remittances by the Underlying Sellers shall be made to the account or accounts designated by the Master
Servicer to the Underlying Sellers in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT
TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2006-I # 50964200.

     The Master Servicer shall be authorized to enforce directly against PNC Bank any of the obligations of PNC Bank to the Assignor or its assignees provided for in the Purchase Agreement.

     5. Each Underlying Seller hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of such Underlying Seller in Section 3.01 of the Underlying Sale Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct. PHH Mortgage hereby represents and warrants to each of the other parties hereto (i) that its representations and warranties in Section 3.02 of the Underlying Sale Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof and (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Purchase Agreement.

     6. The Underlying Sellers hereby agree to cooperate with BAFC, the Master Servicer and the Assignee to enable BAFC, the Master Servicer and the Securities Administrator to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2006-I Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's published rules regarding asset-backed securities (Release Nos. 33-8518; 34-50905; File No. S7-21-0433-8419).

     7. PHH Mortgage hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     8. Each Underlying Seller hereby agrees that it shall not substitute a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan.

     9. The Underlying Sellers hereby agree to the following modifications to the Servicing Agreement solely with respect to the Mortgage Loans:

     a. Section 6.02. The third paragraph of Section 6.02 is hereby modified to read as follows: Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Purchaser a delinquency report, a monthly remittance advice and a realized loss report, including the information set forth in Exhibit 6.02, in both a mutually agreeable physical form and content (including via website) and a mutually agreeable electronic format and content as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.

     b. Section 7.07.  Section 7.07 is hereby  modified by replacing  subsection
        (ii) with the following:

        "result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax."

     c. Exhibit 6.02. Exhibit 6.02 is hereby amended by inserting the provisions attached to this Agreement as Exhibit C at the end thereof.

     10. With respect to each Additional Collateral Mortgage Loan, PHH Mortgage acknowledges and agrees that it shall take all necessary steps to effectuate the assignment of the Additional Collateral (as defined in the ACASA) to the Assignee and its assigns, including but not limited to the provision of necessary notices to the Surety Bond Issuer (as defined in the ACASA) and filing of UCC financing statements and all other actions contemplated by the Purchase and Servicing Agreements with respect to such Mortgage Loans.

     11. Notwithstanding any provision in this Agreement to the contrary, it is understood that the Underlying Sellers or PNC Bank, as applicable, are not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by such Underlying Seller or PNC Bank, as applicable, in the Purchase Agreement prior to the date hereof regardless of when such breaches are discovered or made known.

     12. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2006-I

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                        Bank of America, National Association,
                                        Assignor


                                        By:/s/ Bruce W. Good
                                           ------------------------------
                                        Name:    Bruce W. Good
                                        Title:   Vice President


                                        U.S. Bank National
                                        Association, Assignee


                                        By:/s/ Melissa A. Rosal
                                           ------------------------------
                                        Name:    Melissa A. Rosal
                                        Title:   Vice President


                                        Banc of America Funding Corporation


                                        By:/s/ Scott Evants
                                           ------------------------------
                                        Name:    Scott Evans
                                        Title:   Senior Vice President


                                        PHH Mortgage Corporation


                                        By:/s/ Chrissy Judge
                                           ------------------------------
                                        Name:    Chrissy Judge
                                        Title:   Assistant Vice President


                                        Bishop's Gate Residential Mortgage Trust


                                        By:/s/ Chrissy Judge
                                           ------------------------------
                                        Name:    Chrissy Judge
                                        Title:   Assistant Vice President

                                        PNC Bank, N.A.


                                        By:/s/ Jason Marshall
                                        Name:    Jason Marshall
                                        Title:   Vice President


Acknowledged and Agreed
as of the date first above written:


Wells Fargo Bank, N.A., as Master Servicer


By:/s/ Darron Woodus
   ------------------------------
Name:    Darron Woodus
Title:   Assistant Vice President

                                    EXHIBIT A
                                    ---------

                           Schedule of Mortgage Loans

       [See Exhibits D-1 and D-2 to the Pooling and Servicing Agreement]

                                    EXHIBIT B
                                    ---------

                Schedule of Additional Collateral Mortgage Loans

       [See Exhibits D-1 and D-2 to the Pooling and Servicing Agreement]

                                    EXHIBIT C
                                    ---------

Standard File Layout - Delinquency Reporting


------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                  Description                      Decimal       Format Comment
------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                    A unique number assigned to a loan by the
                                     Servicer.  This may be different than the
                                     LOAN_NBR
------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                             A unique identifier assigned to each loan
                                     by the originator.
------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                           Servicer Client Number
------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                    Contains a unique number as assigned by
                                     an external servicer to identify a group
                                     of loans in their system.
------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                  First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                   Last name of the borrower.
------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                         Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                           The state where the  property located.
------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                             Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE               The date that the borrower's next payment is                  MM/DD/YYYY
                                     due to the servicer at the end of processing
                                     cycle, as reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                            Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                The date a particular bankruptcy claim                        MM/DD/YYYY
                                     was filed.
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE              The chapter under which the bankruptcy
                                     was filed.
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                  The case number assigned by the court to
                                     the bankruptcy filing.
------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE               The payment due date once the bankruptcy                      MM/DD/YYYY
                                     has been approved by the courts
------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE           The Date The Loan Is Removed From                             MM/DD/YYYY
                                     Bankruptcy. Either by Dismissal, Discharged
                                     and/or a Motion For Relief Was Granted.
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                   The Date The Loss Mitigation Was Approved                     MM/DD/YYYY
                                     By The Servicer
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                        The Type Of Loss Mitigation Approved For A
                                     Loan Such As;
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE               The Date The Loss Mitigation /Plan Is                         MM/DD/YYYY
                                     Scheduled To End/Close
------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE               The Date The Loss Mitigation Is Actually                      MM/DD/YYYY
                                     Completed
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                 The date DA Admin sends a letter to the                       MM/DD/YYYY
                                     servicer with instructions to begin
                                     foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE               Date File Was Referred To Attorney to                         MM/DD/YYYY
                                     Pursue Foreclosure
------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                     Notice of 1st legal filed by an Attorney                      MM/DD/YYYY
                                     in a Foreclosure Action
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE            The date by which a foreclosure sale is                       MM/DD/YYYY
                                     expected to occur.
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                     The actual date of the foreclosure sale.                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                      The amount a property sold for at the              2          No commas(,) or dollar
                                     foreclosure sale.                                             signs ($)
------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                  The date the servicer initiates eviction                      MM/DD/YYYY
                                     of the borrower.
------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE              The date the court revokes legal possession                   MM/DD/YYYY
                                     of the property from the borrower.
------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                           The price at which an REO property is              2          No commas(,) or dollar
                                     marketed.                                                     signs ($)
------------------------------------------------------------------------------------------------------------------------------


                                  Exhibit C-1


------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                            The date an REO property is listed at a                       MM/DD/YYYY
                                     particular price.
------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                            The dollar value of an offer for an REO            2          No commas(,) or dollar
                                     property.                                                     signs ($)
------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                      The date an offer is received by DA Admin                     MM/DD/YYYY
                                     or by the Servicer.
------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                     The date the REO sale of the property is                      MM/DD/YYYY
                                     scheduled to close.
------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE              Actual Date Of REO Sale                                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                        Classification of how the property is
                                     occupied.
------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                  A code that indicates the condition of
                                     the property.
------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                 The date a  property inspection is                            MM/DD/YYYY
                                     performed.
------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                       The date the appraisal was done.                              MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                        The current "as is" value of the                   2
                                     property based on brokers price opinion
                                     or appraisal.
------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                    The amount the property would be worth if          2
                                     repairs are completed pursuant to a
                                     broker's price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------------------
If applicable:
--------------
------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                   FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                   The circumstances which caused a borrower
                                     to stop paying on a loan. Code indicates
                                     the reason why the loan is in default for
                                     this cycle.
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                  Date Mortgage Insurance Claim Was Filed                       MM/DD/YYYY
                                     With Mortgage Insurance Company.
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                         Amount of Mortgage Insurance Claim Filed                      No commas(,) or dollar
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                   Date Mortgage Insurance Company Disbursed                     MM/DD/YYYY
                                     Claim Payment
------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                    Amount Mortgage Insurance Company Paid On          2          No commas(,) or dollar
                                     Claim                                                         signs ($)
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                Date Claim Was Filed With Pool Insurance                      MM/DD/YYYY
                                     Company
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                       Amount of Claim Filed With Pool Insurance          2          No commas(,) or dollar
                                     Company                                                       signs ($)
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                 Date Claim Was Settled and The Check Was                      MM/DD/YYYY
                                     Issued By The Pool Insurer
------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                  Amount Paid On Claim By Pool Insurance             2          No commas(,) or dollar
                                     Company                                                       signs ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE          Date FHA Part A Claim Was Filed With HUD                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                 Amount of FHA Part A Claim Filed                   2          No commas(,) or dollar
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE           Date HUD Disbursed Part A Claim Payment                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT            Amount HUD Paid on Part A Claim                    2          No commas(,) or dollar
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE          Date FHA Part B Claim Was Filed With HUD                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                 Amount of FHA Part B Claim Filed                   2          No commas(,) or dollar
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE           Date HUD Disbursed Part B Claim Payment                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT            Amount HUD Paid on Part B Claim                    2          No commas(,) or dollar
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                  Date VA Claim Was Filed With the                              MM/DD/YYYY
                                     Veterans Admin
------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                   Date Veterans Admin. Disbursed VA Claim                       MM/DD/YYYY
                                     Payment
------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                    Amount Veterans Admin. Paid on VA Claim            2          No commas(,) or dollar
                                                                                                   signs ($)
------------------------------------------------------------------------------------------------------------------------------

                                  Exhbiit C-2

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption
     o    BAP- Borrower Assistance Program
     o    CO- Charge Off
     o    DIL- Deed-in-Lieu
     o    FFA- Formal Forbearance Agreement
     o    MOD- Loan Modification
     o    PRE- Pre-Sale
     o    SS- Short Sale
     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

     o    Mortgagor
     o    Tenant
     o    Unknown
     o    Vacant

The Property Condition field should show the last reported condition of the property as follows:

     o    Damaged
     o    Excellent
     o    Fair
     o    Gone
     o    Good
     o    Poor
     o    Special Hazard
     o    Unknown


                                  Exhibit C-3

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

                  --------------------------------------------------------------
                  Delinquency Code    Delinquency Description
                  --------------------------------------------------------------
                  001                 FNMA-Death of principal mortgagor
                  --------------------------------------------------------------
                  002                 FNMA-Illness of principal mortgagor
                  --------------------------------------------------------------
                  003                 FNMA-Illness of mortgagor's family member
                  --------------------------------------------------------------
                  004                 FNMA-Death of mortgagor's family member
                  --------------------------------------------------------------
                  005                 FNMA-Marital difficulties
                  --------------------------------------------------------------
                  006                 FNMA-Curtailment of income
                  --------------------------------------------------------------
                  007                 FNMA-Excessive Obligation
                  --------------------------------------------------------------
                  008                 FNMA-Abandonment of property
                  --------------------------------------------------------------
                  009                 FNMA-Distant employee transfer
                  --------------------------------------------------------------
                  011                 FNMA-Property problem
                  --------------------------------------------------------------
                  012                 FNMA-Inability to sell property
                  --------------------------------------------------------------
                  013                 FNMA-Inability to rent property
                  --------------------------------------------------------------
                  014                 FNMA-Military Service
                  --------------------------------------------------------------
                  015                 FNMA-Other
                  --------------------------------------------------------------
                  016                 FNMA-Unemployment
                  --------------------------------------------------------------
                  017                 FNMA-Business failure
                  --------------------------------------------------------------
                  019                 FNMA-Casualty loss
                  --------------------------------------------------------------
                  022                 FNMA-Energy environment costs
                  --------------------------------------------------------------
                  023                 FNMA-Servicing problems
                  --------------------------------------------------------------
                  026                 FNMA-Payment adjustment
                  --------------------------------------------------------------
                  027                 FNMA-Payment dispute
                  --------------------------------------------------------------
                  029                 FNMA-Transfer of ownership pending
                  --------------------------------------------------------------
                  030                 FNMA-Fraud
                  --------------------------------------------------------------
                  031                 FNMA-Unable to contact borrower
                  --------------------------------------------------------------
                  INC                 FNMA-Incarceration
                  --------------------------------------------------------------



                                  Exhibit C-4

The FNMA Delinquent Status Code field should show the Status of Default as follows:

                  --------------------------------------------------------------
                  Status Code     Status Description
                  --------------------------------------------------------------
                      09          Forbearance
                  --------------------------------------------------------------
                      17          Pre-foreclosure Sale Closing Plan Accepted
                  --------------------------------------------------------------
                      24          Government Seizure
                  --------------------------------------------------------------
                      26          Refinance
                  --------------------------------------------------------------
                      27          Assumption
                  --------------------------------------------------------------
                      28          Modification
                  --------------------------------------------------------------
                      29          Charge-Off
                  --------------------------------------------------------------
                      30          Third Party Sale
                  --------------------------------------------------------------
                      31          Probate
                  --------------------------------------------------------------
                      32          Military Indulgence
                  --------------------------------------------------------------
                      43          Foreclosure Started
                  --------------------------------------------------------------
                      44          Deed-in-Lieu Started
                  --------------------------------------------------------------
                      49          Assignment Completed
                  --------------------------------------------------------------
                      61          Second Lien Considerations
                  --------------------------------------------------------------
                      62          Veteran's Affairs-No Bid
                  --------------------------------------------------------------
                      63          Veteran's Affairs-Refund
                  --------------------------------------------------------------
                      64          Veteran's Affairs-Buydown
                  --------------------------------------------------------------
                      65          Chapter 7 Bankruptcy
                  --------------------------------------------------------------
                      66          Chapter 11 Bankruptcy
                  --------------------------------------------------------------
                      67          Chapter 13 Bankruptcy
                  --------------------------------------------------------------


                                  Exhibit C-5



Standard File Layout - Scheduled/Scheduled

---------------------------------------------------------------------------------------------------------------------
Column Name                  Description                               Decimal  Format Comment                 Max
                                                                                                              Size
---------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR             A value assigned by the Servicer to                Text up to 10 digits               20
                             define a group of loans.
---------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan          Text up to 10 digits               10
                             by the investor.
---------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the          Text up to 10 digits               10
                             Servicer. This may be different than the
                             LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                The borrower name as received in the               Maximum length of 30 (Last,        30
                             file.  It is not separated by first and            First)
                             last name.
---------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2     No commas(,) or dollar signs       11
                             interest payment that a borrower is                ($)
                             expected to pay, P&I constant.
---------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the    4     Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the        4     Max length of 6                     6
                             service fee rate as reported by the
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as        4     Max length of 6                     6
                             reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as      2     No commas(,) or dollar signs       11
                             reported by the Servicer.                          ($)
---------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported      2     No commas(,) or dollar signs       11
                             by the Servicer.                                   ($)
---------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the         4     Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to           4     Max length of 6                     6
                             calculate a forecasted rate.
---------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2     No commas(,) or dollar signs       11
                             at the beginning of the processing cycle.          ($)
---------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance      2     No commas(,) or dollar signs       11
                             at the end of the processing cycle.                ($)
---------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle            MM/DD/YYYY                         10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be           2     No commas(,) or dollar signs       11
                             applied.                                           ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the           MM/DD/YYYY                         10
                             first curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first        2     No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                 ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be          2     No commas(,) or dollar signs       11
                             applied.                                           ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the           MM/DD/YYYY                         10
                             second curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second       2     No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                 ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be           2     No commas(,) or dollar signs       11
                             applied.                                           ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the           MM/DD/YYYY                         10
                             third curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third        2     No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                 ($)
---------------------------------------------------------------------------------------------------------------------


                                  Exhibit C-6


---------------------------------------------------------------------------------------------------------------------
PIF_AMT                      The loan "paid in full" amount as            2     No commas(,) or dollar signs       11
                             reported by the Servicer.                          ($)
---------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the           MM/DD/YYYY                         10
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
ACTION_CODE                  The standard FNMA numeric code used to             Action Code Key: 15=Bankruptcy,     2
                             indicate the default/delinquent status             30=Foreclosure, 60=PIF,
                             of a particular loan.                              63=Substitution,
                                                                                65=Repurchase,70=REO
---------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as     2     No commas(,) or dollar signs       11
                             reported by the Servicer.                          ($)
---------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2     No commas(,) or dollar signs       11
                             if applicable.                                     ($)
---------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2     No commas(,) or dollar signs       11
                             applicable.                                        ($)
---------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a      2     No commas(,) or dollar signs       11
                             loss, if applicable.                               ($)
---------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2     No commas(,) or dollar signs       11
                             amount due at the beginning of the cycle           ($)
                             date to be passed through to investors.
---------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to       2     No commas(,) or dollar signs       11
                             investors at the end of a processing               ($)
                             cycle.
---------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as            2     No commas(,) or dollar signs       11
                             reported by the Servicer for the current           ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less     2     No commas(,) or dollar signs       11
                             the service fee amount for the current             ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by     2     No commas(,) or dollar signs       11
                             the Servicer for the current reporting             ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the    2     No commas(,) or dollar signs       11
                             service fee amount for the current                 ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a           2     No commas(,) or dollar signs       11
                             borrower prepays on his loan as reported           ($)
                             by the Servicer.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2     No commas(,) or dollar signs       11
                             loan waived by the servicer.                       ($)
---------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the                  MM/DD/YYYY                         10
                             Modification for the loan.
---------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                             Varchar - value can be alpha       30
                                                                                or numeric
---------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2     No commas(,) or dollar signs       11
                             interest advances made by Servicer.                ($)
---------------------------------------------------------------------------------------------------------------------


                                  Exhibit C-7

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

     The numbers on the form correspond with the numbers listed below.


         Liquidation and Acquisition Expenses:
         -------------------------------------
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

         13.      The total of lines 1 through 12.


         Credits:
         --------

         14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

         22.      The total of lines 14 through 21.

         Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                   Total Realized Loss (or Amount of Any Gain)
                   -------------------------------------------

23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


                                  Exhibit C-8

Calculation of Realized Loss/Gain Form 332



                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________                Date:  _______________
Phone:  ________________________   Email Address:_____________________

    ----------------------    ----------------------     -----------------------
    |  Servicer Loan No. |    |   Servicer Name    |     |  Servicer Address   |
    |                    |    |                    |     |                     |
    |                    |    |                    |     |                     |
    ----------------------    ----------------------     -----------------------

WELLS FARGO BANK, N.A. Loan No.____________________________________________
Borrower's
Name:______________________________________________________________________
Property
Address:___________________________________________________________________

Liquidation and Acquisition Expenses:
(1)  Actual Unpaid Principal Balance of Mortgage Loan      $_________________(1)
(2)  Interest accrued at Net Rate                           _________________(2)
(3)  Accrued Servicing Fees                                 _________________(3)
(4)  Attorney's Fees                                        _________________(4)
(5)  Taxes                                                  _________________(5)
(6)  Property Maintenance                                   _________________(6)
(7)  MI/Hazard Insurance Premiums                           _________________(7)
(8)  Utility Expenses                                       _________________(8)
(9)  Appraisal/BPO                                          _________________(9)
(10) Property Inspections                                   ________________(10)
(11) FC Costs/Other Legal Expenses                          ________________(11)
(12) Other (itemize)                                       $________________(12)
         Cash for Keys__________________________            ________________
         HOA/Condo Fees_________________________            ________________
         _______________________________________            ________________
         _______________________________________            ________________
         Total Expenses                                    $________________(13)
Credits:
(14) Escrow Balance                                        $________________(14)
(15) HIP Refund                                             ________________(15)
(16) Rental Receipts                                        ________________(16)
(17) Hazard Loss Proceeds                                   ________________(17)



                                  Exhibit C-9

(18) Primary Mortgage Insurance Proceeds                    ________________(18)
(19) Pool Insurance Proceeds                                ________________(19)
(20) Proceeds from Sale of Acquired Property                ________________(20)
(21) Other (itemize)                                        ________________(21)
     ___________________________________________            ________________
     ___________________________________________            ________________
     Total Credits                                         $________________(22)

Total Realized Loss (or Amount of Gain)                    $________________(23)




                                  Exhibit C-10

                                   APPENDIX I
                                   ----------

                               Purchase Agreement
                               ------------------

               [Included as Exhibit 10.2(B) to the Current Report
           on Form 8-K pursuant to which this Assignment, Assumption
                      and Recognition Agreement is filed]

                                   APPENDIX II
                                   -----------

                               Servicing Agreement
                               -------------------

            [Included as Exhibits 10.2(C)-(F) to the Current Report
           on Form 8-K pursuant to which this Assignment, Assumption
                      and Recognition Agreement is filed]

                                  APPENDIX III
                                  ------------

                       Underlying Sale Agreement and ACASA
                       -----------------------------------

               [Included as Exhibits 10.2(G) to the Current Report
            on Form 8-K pursuant to which this Assignment, Assumption
                       and Recognition Agreement is filed]